UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          March 6, 2006
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                           NEW YORK HEALTH CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

         New York                         1-12451                11-2636089
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(State or Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

1850 McDonald Avenue, Brooklyn, New York                            11223
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (212) 679-7778
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 1- Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 9, 2006, the Registrant entered into a final settlement agreement (the "Corval Settlement Agreement") with Mark Olshenitsky related to the resolution of disputes under a consulting agreement dated April 14, 2003 (the "Corval Consulting Agreement") between the Registrant and Corval International, Inc. ("Corval"). Pursuant to the Corval Consulting Agreement, Corval was issued warrants to purchase 500,000 shares of Registrant's Common Stock for $2.50 per share until April 21, 2004 (the "Warrants"). Mark Olshenitsky ("Olshenitsky") is the sole owner of Corval and is the assignee/successor to Corval.

In November 2003 the Registrant suspended the Warrants in response to the indictment of one of its directors and officer of its subsidiary, The BioBalance Corp. ("BioBalance") and a consultant to BioBalance as reported in the Registrant's Form 10-K for the year ended December 31, 2003.

Both Corval and Olshenitsky have continually denied any involvement in the events leading up to the indictments and have threatened litigation alleging breach of contract and related compensatory damages as a result of the suspension of the Warrants. Neither Corval nor Olshenitsky was indicted.

Pursuant to the Corval Settlement Agreements and in order avoid the cost and uncertainty of litigation, the Registrant agreed to issue 300,000 shares of Common Stock to Olshenitsky in return for a general release of all claims Corval and Olshenitsky may have against the Registrant. The Common Stock are "restricted shares" and may only be resold after registration of such shares or the availability of an exemption from registration, including under Rule 144 of the Securities Act of 1933 as amended (the "Securities Act").

Included as Exhibit 10.1 and 10.2 of this Report are the Corval Consulting Agreement and Corval Settlement Agreement and the terms of such agreements are incorporated by reference in their entirety.

On March 6, 2006, the Registrant entered into a settlement agreement (the "Emerald Settlement Agreement") with Emerald Asset Management, Inc. ("Emerald") and Yitz Grossman ("Grossman") related to the resolution of disputes under a consulting agreement dated June 1, 2001 (the "Emerald Consulting Agreement") between the Registrant and Emerald. Grossman is the sole owner of Emerald. Pursuant to the Emerald Consulting Agreement, Emerald was entitled to $250,000 per year through 2011, additional payments equal to bonuses paid to the Chief Executive Officer of the Registrant and reimbursement for expenses.

In November 2003 the Registrant terminated the Emerald Consulting Agreement in response to the indictment of one of its directors and officer of BioBalance, and Grossman as reported in the Registrant's Form 10-K for the year ended December 31, 2003.

Emerald and Grossman have threatened litigation alleging breach of contract and related compensatory damages as a result of the termination of the Emerald Consulting Agreement. Emerald asserts that the Emerald Consulting Agreement was terminated "without cause" as defined in the agreement entitling Emerald to certain payments that Emerald estimates at approximately $2,225,000.

Pursuant to the Emerald Settlement Agreement and in order avoid the cost and uncertainty of litigation, the Registrant agreed to (i) the immediate payment of $700,000 to Emerald, (ii) payment of $22,000 per month for eighteen months beginning January 1, 2006, (iii) the issuance of 400,000 shares of Common Stock,
(iv) options to purchase 1,100,000 shares of Common Stock at $0.78 per share until March 1, 2010 and (v) health insurance for Grossman and his family for the eighteen month period ending June 30, 2008 amounting to approximately $35,100. In return, Emerald and Grossman have executed a general release of all claims they may have against the Registrant. The Common Stock to be issued and the Common Stock issuable pursuant to the options are "restricted shares" and may only be resold after registration of such shares or the availability of an exemption from registration, including under Rule 144 of the Securities Act. The Registrant has granted Emerald a one-time demand registration right and unlimited piggy back registrant rights.

Included as Exhibit 10.3 and 10.4 of this Report are the Emerald Consulting Agreement and Emerald Settlement Agreement and the terms of such Exhibits are incorporated by reference in their entirety.

In March 2006, the Registrant agreed to issue 17,500 shares of Common Stock to Jeanne Quinto, a former employee, in settlement of compensation allegedly earned by Ms. Quinto during her employment.

In March 2006, the Registrant agreed to issue 35,000 shares of Common Stock to Mona Geller for consultant services related to the recruitment and placement of employees of the Registrant.

Section 3- Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to the disclosure contained Item 1.01. Registrant believes the issuances of these securities are exempt from registration as not involving a public offering under Section 4(2) of the Securities Act due to the limited number and investment sophistication of the offerees.

Section 8- Other Events

Item 8.01 Other Events

On January 17, 2006 Registrant announced that it had entered into a letter of intent to sell the home healthcare business to Revival Inc., subject to a 45 day due diligence period. On March 6, 2006, Revival completed its due diligence investigation and the parties are currently negotiating a definitive agreement which Registrant expects to be completed within the next four weeks, although no assurances can be given a definitive agreement will be executed.

Included as Exhibit 10.5 of this Report is the Press Release outlining the principle terms of the transaction.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

10.1  Corval Consulting Agreement
10.2  Corval Settlement Agreement
10.3  Emerald Consulting Agreement
10.4  Emerald Settlement Agreement
10.5  Revival Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                NEW YORK HEALTH CARE, INC.
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                                                      (Registrant)


                                        By: /s/ Dennis M. O'Donnell
                                            ------------------------------------
                                            Dennis M. O'Donnell, Chief Executive
                                            Officer

Date: March 10, 2006